UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

July 1, 2016

Date of Report (Date of Earliest Event Reported)

Danaher Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-08089	59-1995548
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2200 Pennsylvania Ave., N.W., Suite 800W,

Washington, D.C. 20037-1701

(Address of principal executive offices)

Registrant’s telephone number, including area code: 202-828-0850

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.

Agreements with Fortive Corporation

On July 1, 2016, Danaher Corporation (“Danaher”) entered into definitive agreements with Fortive Corporation (“Fortive”), a wholly owned subsidiary of Danaher at that time, that, among other things, set forth the terms and conditions of the separation of Fortive from Danaher (the “Separation”) and the distribution of Fortive’s outstanding common stock, par value $0.01 per share, to Danaher’s stockholders (provided that fractional Fortive shares that Danaher stockholders would otherwise have been entitled to receive were aggregated and are being sold in the public market by the distribution agent, with the proceeds to be distributed ratably to such Danaher stockholders) (the “Distribution”). The agreements provide a framework for Danaher’s relationship with Fortive from and after the Separation, including the allocation between Fortive and Danaher of Danaher’s and Fortive’s assets, employees, liabilities and obligations attributable to periods prior to, at and after the Separation. In connection with the Separation, Danaher and Fortive entered into a Separation and Distribution Agreement (the “Separation Agreement”), an Employee Matters Agreement (the “Employee Matters Agreement”), a Tax Matters Agreement (the “Tax Matters Agreement”), a Transition Services Agreement (the “Transition Services Agreement”), an Intellectual Property Matters Agreement (the “Intellectual Property Matters Agreement”) and a DBS License Agreement (the “DBS License Agreement”), each dated as of July 1, 2016. A summary of certain material features of the Separation Agreement, Employee Matters Agreement, the Tax Matters Agreement, the Transition Services Agreement, the Intellectual Property Matters Agreement and the DBS License Agreement, all of which are referenced below, can be found in the section entitled “Certain Relationships and Related Person Transactions—Agreements with Danaher” in Fortive’s Information Statement, which is included as Exhibit 99.1 to Fortive’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 15, 2016 (the “Information Statement”). These summaries are incorporated by reference into this Item 1.01 in their entirety.

Separation Agreement

The Separation Agreement sets forth, among other things, the agreements between Danaher and Fortive regarding the principal transactions necessary to effect the Separation and the Distribution. It also sets forth other agreements that govern certain aspects of Danaher’s ongoing relationship with Fortive after the completion of the Separation and the Distribution. The description of the Separation Agreement set forth under this Item 1.01 is qualified in its entirety by reference to the complete terms and conditions of the Separation Agreement incorporated by reference as Exhibit 2.1 hereto and incorporated herein by reference.

Employee Matters Agreement

The Employee Matters Agreement sets forth, among other things, the allocation of assets, liabilities and responsibilities relating to employee compensation and benefit plans and programs and other related matters in connection with the Separation, including the treatment of outstanding equity and other incentive awards and certain retirement and welfare benefit obligations. The description of the Employee Matters Agreement set forth under this Item 1.01 is qualified in its entirety by reference to the complete terms and conditions of the Employee Matters Agreement incorporated by reference as Exhibit 10.1 hereto and incorporated herein by reference.

Tax Matters Agreement

The Tax Matters Agreement governs Danaher’s and Fortive’s respective rights, responsibilities and obligations after the Distribution with respect to tax liabilities (including taxes, if any, incurred as a result of any failure of the Distribution or certain related transactions to qualify for tax-free treatment for U.S. federal income tax purposes) and benefits, tax attributes, the preparation and filing of tax returns, the control of audits and other tax proceedings and other matters regarding taxes. The description of the Tax Matters Agreement set forth under this Item 1.01 is qualified in its entirety by reference to the complete terms and conditions of the Tax Matters Agreement incorporated by reference as Exhibit 10.2 hereto and incorporated herein by reference.

Transition Services Agreement

The Transition Services Agreement sets forth the terms and conditions pursuant to which Danaher and its subsidiaries and Fortive and its subsidiaries will provide to each other various services. The services to be provided include information technology, facilities, certain accounting and other financial functions, and administrative services. The charges for the transition services generally are expected to allow the providing company to fully recover all out-of-pocket costs and expenses it actually incurs in connection with providing the service, plus, in some cases, the allocated indirect costs of providing the services, generally without profit. The description of the Transition Services Agreement set forth under this Item 1.01 is qualified in its entirety by reference to the complete terms and conditions of the Transition Services Agreement incorporated by reference as Exhibit 10.3 hereto and incorporated herein by reference.

Intellectual Property Matters Agreement

The Intellectual Property Matters Agreement sets forth the terms and conditions pursuant to which Danaher has granted to Fortive a personal, generally irrevocable, non-exclusive, worldwide, and royalty-free license to use certain intellectual property rights retained by Danaher. Fortive will be able to sublicense its rights in connection with activities relating to Fortive’s and its affiliates’ business, but not for independent use by third parties.

Fortive has also granted back to Danaher a personal, generally irrevocable, non-exclusive, worldwide, and royalty-free license to continue to use the transferred intellectual property rights. Danaher will be able to sublicense its rights in connection with activities relating to Danaher’s and its affiliates’ retained business, but not for independent use by third parties. This license back will permit Danaher to continue to use the transferred intellectual property rights in the conduct of its remaining businesses. The description of the Intellectual Property Matters Agreement set forth under this Item 1.01 is qualified in its entirety by reference to the complete terms and conditions of the Intellectual Property Matters Agreement incorporated by reference as Exhibit 10.4 hereto and incorporated herein by reference.

DBS License Agreement

The DBS License Agreement sets forth the terms and conditions pursuant to which Danaher has granted a non-exclusive, worldwide, non-transferable, perpetual license to Fortive to use DBS solely in support of its businesses. Fortive will be able to sublicense such license solely to direct and indirect, wholly-owned subsidiaries (but only as long as such entities remain direct and indirect, wholly-owned subsidiaries). In addition, each of Danaher and Fortive licensed to the other party improvements made by such party to DBS during the first two years of the term of the DBS License Agreement. The description of the DBS License Agreement set forth under this Item 1.01 is qualified in its entirety by reference to the complete terms and conditions of the DBS License Agreement incorporated by reference as Exhibit 10.5 hereto and incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

Immediately prior to the Distribution, Fortive was a 100% owned subsidiary of Danaher. The Distribution was completed effective as of 12:01 a.m. on July 2, 2016. Following the completion of the Distribution, Fortive is now an independent public company trading under the symbol “FTV” on the New York Stock Exchange, and Danaher retains no ownership interest in Fortive. The distribution was made to Danaher’s stockholders of record as of the close of business on June 15, 2016 (the “Record Date”), who received one share of Fortive common stock for every two shares of Danaher common stock held as of the Record Date. Danaher did not issue fractional shares of Fortive’s common stock in the Distribution. Fractional shares that Danaher stockholders would otherwise have been entitled to receive were aggregated and are being sold in the public market by the distribution agent. The aggregate net cash proceeds of these sales will be distributed ratably to those stockholders who would otherwise have been entitled to receive fractional shares.

Item 7.01	Regulation FD Disclosure.

Danaher has made available on the Investor Relations section of its public website (http://www.danaher.com) unaudited pro forma consolidated condensed Statements of Earnings and non-GAAP adjusted pro forma financial data of Danaher for the fiscal years ended December 31, 2013, December 31, 2014 and December 31, 2015 and the fiscal quarters ended April 3, 2015, July 3, 2015, October 2, 2015, December 31, 2015 and April 1, 2016 to assist investors in assessing Danaher’s historical performance on a basis that excludes the results of operations of Fortive.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01.	Other Events.

On July 2, 2016, Danaher issued a press release announcing the completion of the Distribution and the start of Fortive’s operations as an independent company. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(b) Pro forma financial information.

The unaudited pro forma consolidated condensed financial statements of Danaher giving effect to the Distribution, and the related notes thereto, required by Article 11 of Regulation S-X, are attached hereto as Exhibit 99.2.

(d) Exhibits

Exhibit Number	Description

2.1	Separation and Distribution Agreement, dated as of July 1, 2016, by and between Danaher Corporation and Fortive Corporation (incorporated by reference to Exhibit 2.1 to Amendment No. 1 to Fortive Corporation’s Registration Statement on Form 10, filed on March 3, 2016)

10.1	Employee Matters Agreement, dated as of July 1, 2016, by and between Danaher Corporation and Fortive Corporation (incorporated by reference to Exhibit 10.2 to Amendment No. 1 to Fortive Corporation’s Registration Statement on Form 10, filed on March 3, 2016)

10.2	Tax Matters Agreement, dated as of July 1, 2016, by and between Danaher Corporation and Fortive Corporation (incorporated by reference to Exhibit 10.3 to Amendment No. 1 to Fortive Corporation’s Registration Statement on Form 10, filed on March 3, 2016)

10.3	Transition Services Agreement, dated as of July 1, 2016, by and between Danaher Corporation and Fortive Corporation (incorporated by reference to Exhibit 10.1 to Amendment No. 1 to Fortive Corporation’s Registration Statement on Form 10, filed on March 3, 2016)

10.4	Intellectual Property Matters Agreement, dated as of July 1, 2016, by and between Danaher Corporation and Fortive Corporation (incorporated by reference to Exhibit 10.4 to Amendment No. 1 to Fortive Corporation’s Registration Statement on Form 10, filed on March 3, 2016)

10.5	DBS License Agreement, dated as of July 1, 2016, by and between Danaher Corporation and Fortive Corporation (incorporated by reference to Exhibit 10.5 to Amendment No. 1 to Fortive Corporation’s Registration Statement on Form 10, filed on March 3, 2016)

99.1	Press release of Danaher Corporation, dated as of July 2, 2016

99.2	Unaudited pro forma consolidated condensed financial statements of Danaher Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DANAHER CORPORATION

By:	/s/ James F. O’Reilly
Name: James F. O’Reilly
Title: Vice President, Associate General Counsel and Secretary

Date: July 8, 2016

Exhibit Index

Exhibit Number	Description

2.1	Separation and Distribution Agreement, dated as of July 1, 2016, by and between Danaher Corporation and Fortive Corporation (incorporated by reference to Exhibit 2.1 to Amendment No. 1 to Fortive Corporation’s Registration Statement on Form 10, filed on March 3, 2016)

10.1	Employee Matters Agreement, dated as of July 1, 2016, by and between Danaher Corporation and Fortive Corporation (incorporated by reference to Exhibit 10.2 to Amendment No. 1 to Fortive Corporation’s Registration Statement on Form 10, filed on March 3, 2016)

10.2	Tax Matters Agreement, dated as of July 1, 2016, by and between Danaher Corporation and Fortive Corporation (incorporated by reference to Exhibit 10.3 to Amendment No. 1 to Fortive Corporation’s Registration Statement on Form 10, filed on March 3, 2016)

10.3	Transition Services Agreement, dated as of July 1, 2016, by and between Danaher Corporation and Fortive Corporation (incorporated by reference to Exhibit 10.1 to Amendment No. 1 to Fortive Corporation’s Registration Statement on Form 10, filed on March 3, 2016)

10.4	Intellectual Property Matters Agreement, dated as of July 1, 2016, by and between Danaher Corporation and Fortive Corporation (incorporated by reference to Exhibit 10.4 to Amendment No. 1 to Fortive Corporation’s Registration Statement on Form 10, filed on March 3, 2016)

10.5	DBS License Agreement, dated as of July 1, 2016, by and between Danaher Corporation and Fortive Corporation (incorporated by reference to Exhibit 10.5 to Amendment No. 1 to Fortive Corporation’s Registration Statement on Form 10, filed on March 3, 2016)

99.1	Press release of Danaher Corporation, dated as of July 2, 2016

99.2	Unaudited pro forma consolidated condensed financial statements of Danaher Corporation